EXHIBIT 99.1

JOINT FILING AGREEMENT

The undersigned hereby agree that they are filing this statement jointly pursuant to Rule 13d-1(k)(1). Each of them is responsible for the timely filing of such Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

In accordance with Rule 13d-1(k)(1) promulgated under the Securities and Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of to such a statement on Schedule 13G with respect to the common stock of Reddy Ice Holdings, Inc. beneficially owned by each of them. This Joint Filing Agreement shall be included as an exhibit to such Schedule 13G.

Dated: November 30, 2006

BEAR STEARNS MERCHANT BANKING
PARTNERS II, L.P.

By: Bear Stearns Merchant Manager II, LLC,
its Manager

By: JDH Management, LLC,
its Manager

By:	/s/ John D. Howard
	Name:	John D. Howard
	Title:	Chief Executive Officer

BEAR STEARNS MERCHANT BANKING
INVESTORS II, L.P.

By: Bear Stearns Merchant Manager II, LLC,
its Manager

By: JDH Management, LLC,
its Manager

By:	/s/ John D. Howard
	Name:	John D. Howard
	Title:	Chief Executive Officer

BEAR STEARNS MB-PSERS II, L.P.

By: Bear Stearns Merchant Manager II, LLC,
its Manager

By: JDH Management, LLC,
its Manager

By:	/s/ John D. Howard
	Name:	John D. Howard
	Title:	Chief Executive Officer

THE BSC EMPLOYEE FUND III, L.P.

By: Bear Stearns Merchant Manager II, LLC,
its Manager

By: JDH Management, LLC,
its Manager

By:	/s/ John D. Howard
	Name:	John D. Howard
	Title:	Chief Executive Officer

THE BSC EMPLOYEE FUND IV, L.P.

By: Bear Stearns Merchant Manager II, LLC,
its Manager

By: JDH Management, LLC,
its Manager

By:	/s/ John D. Howard
	Name:	John D. Howard
	Title:	Chief Executive Officer

JOHN D. HOWARD
By:	/s/ John D. Howard
	Name:	John D. Howard